Exhibit 10.36

Form of

Registration Rights Agreement

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of                                     , 2008, by and among OurPet’s Company, a Colorado corporation (the “Company”),                                              ,                                                  , and                                              , and any other entities and individuals who, at any time, acquire securities of the Company and executes a counterpart of this Agreement or otherwise agrees to be bound by this Agreement in accordance with Sections 9.8 or 9.12 hereof (each, a “Holder” and, collectively, the “Holders”).

WHEREAS, the Holders have loaned funds to the Company to cover certain expenses related to litigation and product development (the “Loan”) pursuant to a contribution agreement of even date herewith (the “Contribution Agreement”);

WHEREAS, the Company is issuing warrants to purchase shares of its common stock as additional consideration for the Loan; and

WHEREAS, the parties desire to make provision for the grant of certain registration rights to the Holders;

NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms will have the meanings listed below:

(a) “Commission” means the United States Securities and Exchange Commission and includes any governmental body or agency succeeding to the functions thereof.

(b) “Company Stock” means the Company’s common stock, no par value.

(c) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and related rules and regulations promulgated thereunder.

(d) “Person” means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, a limited liability company, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

(e) “Registrable Shares” means at any time: (i) the Company Stock then outstanding and held by any Holder (including any Company Stock issuable upon exercise of any Warrants (as defined in the Contribution Agreement) to purchase Company Stock held by any Holder and issued in connection with the Loan (“Warrant Shares”)); (ii) any Company Stock then issued or issuable directly or indirectly upon the conversion or exercise of other securities issued as a dividend or other distribution with respect or in replacement of any Company Stock referred to in clause (i) of this paragraph; (iii) any equity securities into which any Company Stock have been converted or exchanged; provided, however, that Registrable Shares will not include any other shares of Company Stock that may be issued after the date of this Agreement other than the Warrant Shares, or any other shares of Company Stock that have previously been registered pursuant to the Securities Act or that have been sold to the public pursuant to Rule 144 promulgated by the Commission under the Securities Act (“Rule 144”). For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Shares whenever that Person has the then-existing right to acquire Registrable Shares, whether or not the acquisition actually has been affected.

(f) “Securities Act” means the Securities Act of 1933, as amended, and related rules and regulations promulgated thereunder.

2. Registration Rights.

2.1 Right to Piggyback. For a period of five (5) years from the date of this Agreement, whenever the Company proposes to register any of its equity securities (including any proposed registration of the Company’s securities for sale by any third party) under the Securities Act (other than registration pursuant to a Form S-8 or S-4 or any successor form) and the registration form to be used may be used for the registration of any Registrable Shares (each, a “Piggyback Registration”), the Company will give prompt written notice (which will be given not less than 30 days prior to the effective date of the Piggyback Registration) to each Holder holding Registrable Shares of its intention to affect the registration and will include in the registration (and in all related registrations or qualifications under blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Shares with respect to which the Company has received written requests for inclusion therein, on a pro rata basis among such Holders in proportion to their respective percentage of Company Stock held (in accordance with the priorities set forth in Sections 2.2 and 2.3 below); provided the Company has received a written request for inclusion within 15 days after the delivery of the Company ‘s notice.

2.2 Priority on Piggyback Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriters advise the Company in writing (with a copy to the Holders and their counsel) that, in their opinion, the number of securities requested to be included in the registration exceeds the number which can be sold in the offering without adversely affecting the marketability of the offering, then the Company will include in such registration: first, the Company Stock that the Company proposes to sell; second, the Registrable Shares that the Holders have requested to be included in such registration (on a pari passu basis and ratably among such Holders in proportion to their respective percentage of Company Stock held); and third, the Company Stock held by all other Persons participating in the offering.

2.3 Priority on Piggyback Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities (other than the Holders) and the managing underwriters advise the Company in writing (with a copy to the Holders and their counsel) that, in their opinion, the number of securities requested to be included in the registration exceeds the number which can be sold in the offering without adversely affecting the marketability of the offering, then the Company will include in the registration: first, the Registrable Shares held by all Persons participating in the offering other than the Holders; and second, the Registrable Shares requested to be included in such registration by the Holders (on a pari passu basis and ratably among such Holders in proportion to their respective percentage of Company Stock held).

2.4 Selection of Underwriters for Piggyback Registration. In connection with any Piggyback Registration, the Persons having the first priority on the registration will have the right to select the managing underwriters to administer any offering of the Company’s securities in which the Company does not participate, subject to the Company’s approval (which will not be unreasonably withheld or delayed), and the Company will have that right in any offering in which it participates.

3. The Company’s Holdback Agreements. The Company agrees: (i) not to affect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 120 day period beginning on the effective date of any underwritten registration filed under the Securities Act (except as part of any such registration or pursuant to registrations on Form S-8 or any successor form); and (ii) to use all reasonable efforts to cause each holder of at least 5% (on a fully diluted basis) of its equity securities, or any securities convertible into or exchangeable or exercisable for its equity securities, to agree not to affect any public sale or distribution of any of their securities during that period (except as part of the underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree in writing.

4. Registration Procedures. The Company will use its best efforts to affect the registration and sale of the Registrable Shares in accordance with the intended method of disposition and, pursuant to the request, the Company will as expeditiously as possible:

(a) prepare and file with the Commission a registration statement, and all amendments and supplements thereto and related prospectuses as may be necessary to comply with applicable securities laws, with respect to the Registrable Shares and use its best efforts to cause the registration statement to become effective; provided that before filing a registration statement or prospectus, or any amendments or supplements, the Company will, at least ten business days prior to filing, furnish copies of all of the documents proposed to be filed to counsel selected by the holders of a majority of the Registrable Shares, which documents will be subject to the review and comment of that counsel;

(b) notify each holder of Registrable Shares of the effectiveness of each registration statement filed hereunder and prepare and file with the Commission any amendments and supplements to the registration statement and the prospectus(es) used in connection with the registration statement that may be necessary to keep the registration statement effective for a period of either (i) not less than three months or, if the registration statement relates to an underwritten offering, any longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Shares by an underwriter or dealer or (ii) such shorter period as will terminate when all of the securities covered by the registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in the registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the registration statement until all of the securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers listed in the registration statement;

(c) furnish to the selling Holders as many copies of the registration statement, each amendment and supplement, the prospectus(es) included in the registration statement (including each preliminary prospectus) and any other documents that the selling Holders may reasonably request in order to facilitate the disposition of the Registrable Shares owned by the Holders;

(d) make every reasonable effort to obtain the prompt withdrawal of any order suspending the registration in the event that the registration statement ceases to be effective for any reason at any time (other than because of the sale of all of the securities registered by the registration statement);

(e) use its best efforts to register or qualify the Registrable Shares under the securities or blue sky laws of any jurisdictions that any selling Holder or any underwriter reasonably requests and do any and all other acts and things that may be reasonably necessary or advisable to enable the selling Holders or any underwriter to consummate the disposition in these jurisdictions of the Registrable Shares; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(e), (ii) subject itself to taxation in any jurisdiction or (iii) consent to general service of process in any jurisdiction;

(f) promptly notify the selling Holders (i) at any time when a prospectus relating to the Registrable Shares is required to be delivered under the Securities Act, (ii) of any request by the Commission or any other federal or state governmental authority of any order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (iii) of any request by the Commission or any federal or state governmental authority for amendments or supplements to the registration statement or prospectus or for additional information, and (iv) of the happening of any event as a result of which the prospectus included in the registration statement contains an untrue statement of material fact or omits any fact necessary to make the statement in the prospectus not misleading, and, at the request of the selling Holders or their counsel, the Company will prepare a supplement or amendment to the prospectus or registration statement so that, as thereafter delivered to the purchasers of the Registrable Shares, the prospectus or registration statement will not contain any untrue statements of material fact or omit to state any fact necessary to make the statements in the prospectus not misleading;

(g) cause all Registrable Shares included in the registration to be listed or quoted on each securities exchange or quotation system on which similar securities issued by the Company are then listed or quoted;

(h) provide a transfer agent and registrar for all Registrable Shares included in the registration not later than the effective date of the registration statement;

(i) cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any restrictive legends, and to enable the Registrable Shares to be in the denominations and registered in the names reasonably requested by the selling Holders;

(j) enter into any customary agreements (including underwriting agreements in customary form) and take all other actions that the holders of a majority of the Registrable Shares being sold may reasonably request in order to expedite or facilitate the disposition of the Registrable Shares;

(k) make available for inspection by any selling Holder, any underwriter participating in any disposition pursuant to the registration statement and any attorney, accountant or other agent retained by the selling Holders or any underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company ‘s officers, directors, employees and independent accountants to supply all information reasonably requested by any selling Holder or any underwriter, attorney, accountant or agent in connection with the registration statement;

(l) advise each selling Holder, promptly after it receives notice or obtains knowledge, of the issuance of any stop order by the Commission or any state securities or other regulatory authority suspending the effectiveness of the registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if the stop order is issued;

(m) at the request of the selling Holders in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement: (i) an opinion of outside counsel, dated as of the effective date of such registration statement, addressed to the underwriters and the selling Holders, covering any matters that the underwriters and holders of a majority of the Registrable Shares being sold may reasonably request, including any matters that are customarily furnished in connection with an underwritten offering; and (ii) a comfort letter or letters, dated as of the effective date of such registration statement, from the independent certified public accountants of the Company addressed to the underwriters and the selling Holders, covering any matters that the underwriters and holders of a majority of the Registrable Shares being sold reasonably request, in which letter(s) the accountants will state, without limiting the generality of the foregoing, that they are independent certified public accountants within the meaning of the Securities Act and that in their opinion the financial statements and other financial data of the Company included in the registration statement, the prospectus(es), or any amendment or supplement, comply in all material respects with the applicable accounting requirements of the Securities Act;

(n) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission;

(o) if requested by the managing underwriter or the holders of a majority of the Registrable Shares being sold, promptly incorporate in a prospectus supplement or post-effective amendment any information that the managing underwriter or holders of a majority of the Registrable Shares being sold reasonably requests to be therein, including, without limitation, with respect to the Registrable Shares being sold by the Holders, the purchase price being paid for the equity interests by the underwriters and with respect to any other terms of the underwritten offering of the Registrable Shares to be sold in the offering, and promptly make all required filings of the prospectus supplement or post-effective amendment;

(p) cooperate with each selling Holder and underwriter participating in the disposition of the Registrable Shares and their respective counsel in connection with any filings required to be made with the NASD;

(q) during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act; and

(r) notify the selling Holders promptly of any request by the Commission for the amendment or supplementation of the registration statement or prospectus or for additional information.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

5. Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement, including, but not limited to, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and its independent certified public accountant, underwriters (excluding discounts and commissions) and other Persons retained by the Company (collectively, “Registration Expenses”), will be paid for by the Company. In addition, the Company will pay its internal expenses (including, but not limited to, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Company, the expenses and fees for listing the securities to be registered on each securities exchange, expenses incurred in obtaining any comfort letters, and all fees and expenses associated with filings required to be made with the NASD.

6. Indemnification.

6.1 By the Company. The Company agrees to indemnify and reimburse, to the fullest extent permitted by law, each Holder, its officers, directors, managers, partners, shareholders, employees and agents and each Person who controls each Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including, but not limited to, reasonable attorneys’ fees) to which that Holder or any of its directors, managers, officers, partners, shareholders, members, employees, agents or controlling Persons may become subject under the Securities Act or otherwise, to the extent such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in (A) any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or (B) any application or other document or communication (collectively, an “application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the “blue sky” or securities laws thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each Holder and each such director, officer, partner, shareholder, employee, agent and controlling Person (within the meaning of the Securities Act) for any legal or any other expenses incurred by them in connection with investigating, preparing to defend or defending any such loss, claim, liability, action or proceeding; except the Company will not be liable to a Holder insofar as the same are directly caused by statements or omissions made in reliance on and in strict conformity with the information furnished in writing to the Company by such Holder expressly for use therein or by such Holder’s failure to deliver a copy of the prospectus or any amendments or supplements thereto after the Company has furnished that Holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers, directors, partners and shareholders and each Person who controls such underwriters (within the meaning of the Securities Act) to the extent customary. The payments required by this Section 6.1 will be made periodically during the course of the investigation, preparation of defense or defense, as and when bills are received or expenses incurred, subject to an obligation of repayment in the event such indemnity is determined not to be owed.

6.2 By the Holders. In connection with any registration statement in which a Holder is participating, that Holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such registration statement, preliminary prospectus or prospectus, or any amendment or supplement thereto and, to the extent permitted by law, will indemnify the Company and each other Holder and its directors, managers, officers, employees, members, shareholders and each Person who controls the Company and each Holder (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including, but not limited to, reasonable attorneys’ fees) to which the Company or any Holder or any such director, manager, officer, employee, shareholder or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by that Holder expressly for use therein, and that Holder will reimburse the Company and each such director, manager, officer, employee, shareholder and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Holder shall not be liable in any such case to the extent that, prior to the filing of any such registration statement or prospectus or amendment thereof or supplement thereto, the Holder has furnished in writing to the Company information expressly for use in such registration statement or prospectus or any amendment thereof or supplement thereto that corrected or made not misleading information previously furnished to the Company.

6.3 Procedure. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying Person of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person except to the extent such failure to provide notice materially prejudices the indemnifying Person) and (ii) unless in such indemnified Person’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying Person to assume the defense of such claim with counsel reasonably satisfactory to the indemnified Person; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (x) the indemnifying party has agreed to pay such fees or expenses, or (y) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably delayed or withheld). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (i) such settlement or compromise contains a full and unconditional release of the indemnified party or (ii) the indemnified party otherwise consents in writing. An indemnifying Person who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying Person with respect to such claim, unless in the reasonable judgment of any indemnified Person a conflict of interest may exist between such indemnified Person and any other of such indemnified parties with respect to such claim.

6.4 Contribution. Each party agrees that, if for any reason the indemnification provisions contemplated by this Section 6 are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses (or actions in respect thereof) referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, in connection with the actions that resulted in the losses, liabilities, claims, damages, or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 6.4. The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or expenses (or actions or proceedings in respect thereof) shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 6.3, defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. If indemnification is available under this Section 6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 6 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration provided for in this Section 6.4.

6.5 Nonexclusivity. The indemnification and contribution by any Person provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have at law or in equity or pursuant to contract.

6.6 Survival. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person or any officer, director, employee, agent or controlling Person of such indemnified Person and will survive the transfer of securities. The Company also agrees to make such provisions as are reasonably requested by any indemnified Person for contribution to such Person in the event the Company’s indemnification is unavailable for any reason.

6.7 Underwriting Agreement. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder that is underwritten unless such Person (i) agrees to sell its securities on the basis provided in any underwriting arrangements approved by such Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, however, that no Holder will be required to make any representations or warranties in connection with any registration other than as to (x) that Holder’s ownership of its Registrable

Shares to be sold or transferred free and clear of all liens, claims, and encumbrances, (y) that Holder’s power and authority to effect such transfer, and (z) such matters pertaining to the compliance with securities laws as may be reasonably requested.

8. Current Public Information. The Company will file, based upon information furnished by Holders, all reports required to be filed by it under the Securities Act and the Exchange Act and will take such further action as any Holder may reasonably request to enable that Holder to sell Registrable Shares pursuant to Rule 144 or Rule 144A promulgated by the Commission under the Securities Act (as such rules may be amended from time to time) or any similar rules or regulations hereafter adopted by the Commission. Upon reasonable request, the Company shall deliver to any holder of Registrable Shares a written statement as to whether it has complied with such requirements.

9. Miscellaneous.

9.1 No Inconsistent Agreements. The Company will not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement without the prior written consent of the holders of a majority of the Registrable Shares.

9.2 Adjustments Affecting Registrable Shares. The Company will not take any action, or permit any change to occur, with respect to its securities that would adversely affect the ability of any Holder to include Registrable Shares in a registration undertaken pursuant to this Agreement or that would adversely affect the marketability of Registrable Shares in any registration.

9.3 Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce those rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law, in equity, or otherwise. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

9.4 Notices. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery, or five (5) days after deposit in the United States mail, by registered or certified mail (or airmail, if notice shall be sent outside the United States), postage prepaid, or two (2) days after delivery to a nationally known air courier company, addressed (i) if to the Company, to the Company’s address as set forth below the Company’s name on the signature page of this Agreement, and (ii) if to a Holder, to such Holder’s address as set forth on the signature page of this Agreement, or at such other address as the Company or such Holder may designate by ten (10) days advance written notice to the other parties hereto.

9.5 Amendment. Except as otherwise provided herein, no change in, modification of or amendment to this Agreement will be valid unless it is in writing and signed by the holders of a majority of the outstanding Registrable Shares.

9.6 Waiver. No waiver of any provision of this Agreement will be valid unless in writing and signed by the person against whom it is sought to be enforced. The failure of any party at any time to insist upon strict performance of any condition, promise, agreement and understanding set forth herein will not be construed as a waiver or relinquishment of the right to insist upon strict performance of the same condition, promise, agreement or understanding at a future date.

9.7 Assignment. The Company may not assign any of its rights or obligations under this Agreement without the written consent of all of the other parties to this Agreement. Each Holder may, by notice to the Company, assign this Agreement or any rights or obligations thereunder to any “Affiliate” as such term defined in the Exchange Act; provided, however, that no such assignment will be made to a competitor of the Company, as determined by the Board of Directors of the Company in its reasonable discretion and that any such Affiliate shall execute a joinder in the form of Exhibit A attached hereto.

9.8 Binding Effect. This Agreement will inure to the benefit of and be binding upon the parties to this Agreement and their respective heirs, beneficiaries, legatees, distributees, estates, executors, administrators, personal representatives, successors and permitted assigns, as the case may be.

9.9 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Ohio applicable to contracts made and to be performed entirely within that State.

9.10 Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement will be construed in all respects as if the invalid or unenforceable provisions were omitted.

9.11 Additional Parties; Joinder. The Company may permit any Person, with the consent of the holders of a majority of the outstanding Registrable Shares, who acquires Company Stock or rights to acquire Company Stock after the date hereof to become a party to this Agreement and to succeed to all of the rights and obligations of a holder of Registrable Shares under this Agreement by obtaining an executed joinder to this Agreement from such Person in the form of Exhibit A attached hereto, and upon the execution and delivery of the joinder by such Person, such Person shall for all purposes be a holder of Registrable Shares and party to this Agreement.

9.12 Other Registration Rights. The Company will not grant to any Person or Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for any equity securities of the Company, where such right is on a basis senior with the rights granted to the holders of Registrable Shares hereunder without the prior written consent of the holders of a majority of the

Registrable Shares; provided, however, that the Company may grant any Person or Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for any equity securities of the Company, where such right is on a basis pari passu with the rights granted to the holders of Registrable Shares hereunder.

9.13 Integration. This Agreement sets forth all of the promises, agreements, conditions and understandings among the parties hereto with respect to the subject matter hereof, and supersedes and is intended to be an integration of any and all prior agreements or understandings with respect thereto.

9.14 Execution in Counterparts. This Agreement may be executed by any one or more of the parties in any number of counterparts, each of which will be deemed to be an original, but all such counterparts will together constitute one and the same instrument. The execution of counterparts will not be deemed to constitute delivery of this Agreement by any party.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed and delivered this Registration Rights Agreement as of the date first written above.

COMPANY:

OURPET’S COMPANY

Address:	1300 East Street	By:
	Fairport Harbor, OH 44077	Steven Tsengas, President

HOLDERS:

[– – – – – – – – – – – – – –]

Address:		By:
Name:

[– – – – – – – – – – – – – –]

Address:		By:
Name:

[– – – – – – – – – – – – – –]

Address:		By:
Name:

[– – – – – – – – – – – – – –]

Address:		By:
Name:

[signature pages continue]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Registration Rights Agreement as of the date first written above as holders of at least 5% of the equity securities of the Company and only to evidence their agreement to cooperate with the Company in connection with the requirements of Section 3(ii) above.

Steven Tsengas

Evangelia S. Tsengas

Konstantine S. Tsengas

Nicholas S. Tsengas

Pet Zone Products Ltd.

By:
Name:
Its:

EXHIBIT A

REGISTRATION RIGHTS AGREEMENT

Joinder

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement dated as of February     , 2008 (as the same may hereafter be amended, the “Registration Agreement”), among OurPet’s Company, a Colorado corporation (the “Company”), and the other persons named as parties therein.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Agreement as a holder of Registrable Shares in the same manner as if the undersigned were an original signatory to the Registration Agreement, the undersigned shall be considered a holder of                          Registrable Shares under the Registration Agreement, and the undersigned’s                      shares of                          shall be included as                                  Registrable Shares under the Registration Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the      day of                     , 200    .

Signature of Holder

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